                                                                 EXHIBIT 99.1(i)

ADVANTA                                              ADVANTA
                                                     MORTGAGE
                                                     P.O. Box 50911
                                                     San Diego, CA 92150-9011

                                                     10790 Rancho Bernardo Road
                                                     San Diego, CA 92127

                                                     (858) 676-3099

March 24, 2000


Chase Manhattan Mortgage Corporation 99-1 (427)
Andrew Cooper
450 W. 33rd St.
New York, NY 10001


Re:      Annual Statement as to Compliance
         ---------------------------------

Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1,1999, Mortgage Loan Asset-Backed Certificates, Series 1999-1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
---------------------------
H. John Berens
Sr.Vice President, Loan Service

HJB/lp
cc:  Mr. James L. Shreero
     Mary T. Woehr, Esq.

                                                                EXHIBIT 99.1(ii)

ADVANTA                                            ADVANTA
                                                   MORTGAGE
                                                   P.O. Box 50911
                                                   San Diego, CA 92150-9011

                                                   10790 Rancho Bernardo Road
                                                   San Diego, CA 92127

                                                   (858) 676-3099

March 24, 2000


Chase 99-2 (433)
Andrew Cooper
450 W. 33rd St.
New York, NY 10001


Re:      Annual Statement as to Compliance
         ---------------------------------

Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1,1999, Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-2, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
--------------------------
H. John Berens
Sr.Vice President, Loan Service

HJB/lp
cc:  Mr. James L. Shreero
     Mary T. Woehr, Esq.

                                                             EXHIBIT 99.1(iii)

advanta                                          ADVANTA
                                                 MORTGAGE
                                                 P.O. Box 50911
                                                 San Diego, CA 92150-9011

                                                 10790 Rancho Bernardo Road
                                                 San Diego, CA 92127

                                                 (858) 676-3099

March 24, 2000


Chase 99-3 (435)
Andrew Cooper
450 W. 33rd St.
New York, NY 10001


Re:      Annual Statement as to Compliance
         ---------------------------------

Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1,1999, Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
---------------------------
H. John Berens
Sr.Vice President, Loan Service

HJB/lp
c:  Mr. James L. Shreero
    Mary T. Woehr, Esq.

                                                                EXHIBIT 99.1(iv)

ADVANTA                                              ADVANTA
                                                     MORTGAGE
                                                     P.O. Box 50911
                                                     San Diego, CA 92150-9011

                                                     10790 Rancho Bernardo Road
                                                     San Diego, CA 92127

                                                     (858) 676-3099

March 24, 2000


Chase 99-4 (436)
Andrew Cooper
450 W. 33rd St.
New York, NY 10001


Re:      Annual Statement as to Compliance
         ---------------------------------

Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1,1999, Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-4, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens

H. John Berens
Sr.Vice President, Loan Service

HJB/lp
c:  Mr. James L. Shreero
    Mary T. Woehr, Esq.